SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiaries, GFN Asia Pacific Finance Pty Ltd, an Australian corporation (“GFNAPF”), Royal Wolf Holdings Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
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Item 5.07	Submission of Matters to a Vote of Security Holders	1

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Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 7, 2017 in Pasadena, California. Stockholders of record at the close of business on October 10, 2017 were entitled to one vote for each share of common stock held. On October 10, 2017, there were 26,620,188 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.           Proposal 1. To elect three Class B directors to serve for terms of three years each and to elect one Class A director to serve for a term of two years, in each case until their respective successors are elected and qualified. The nominees for director were elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes

Douglas B. Trussler (two-year term)	11,316,351	30,736	2,926	11,083,265
Susan L. Harris (three-year term)	11,279,792	67,295	2,926	11,083,265
James B. Roszak (three-year term)	11,274,392	62,995	12,626	11,083,265
Jody E. Miller (three-year term)	11,319,951	27,136	2,926	11,083,265

2.           Proposal 2. Ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The proposal was approved by a vote of stockholders as follows:

For	22,424,117
Against	12
Abstain	9,149

3.           Proposal 3. Amendment to the 2014 Amended and Restated Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares. The proposal was approved by a vote of stockholders as follows:

For	9,132,084
Against	2,197,175
Abstain	20,754
Broker non-votes	11,083,265

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 7, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

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